UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2018

SPX FLOW, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-37393 (Commission File Number)	47-3110748 (IRS Employer Identification No.)

13320 Ballantyne Corporate Place
Charlotte, North Carolina 28277
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (704) 752-4400

NOT APPLICABLE
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On March 1, 2018, the Board of Directors of SPX FLOW, Inc. (the “Company”) expanded the size of the Company’s Board of Directors to eight members and appointed Majdi B. Abulaban as a director. Mr. Abulaban will stand for election as director at the Company’s 2018 annual meeting of stockholders, for a term expiring at the Company’s 2021 annual meeting of stockholders.
For 2018, Mr. Abulaban will receive a pro-rata portion of the $70,000 annual cash retainer for non-employee directors, based on his time of service this year. He will also receive a grant of equity in the same amount and on the same terms as other non-employee directors as of the date of the Company’s 2018 annual meeting of stockholders.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On March 1, 2018, the Board of Directors of the Company amended the Company’s amended and restated by-laws to provide stockholders with the ability to nominate directors for inclusion in the Company’s proxy statement under certain conditions (“proxy access”). Article III, Section 1A has been added to the amended and restated by-laws to permit a stockholder, or a group of up to 20 stockholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years to nominate and include in the Company’s proxy materials director candidates constituting up to 20% of the Board of Directors (or if such amount is not a whole number, the closest whole number below such amount), provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the amended and restated by-laws.  The Board of Directors also made conforming amendments in Articles II and III of the amended and restated by-laws.
Proxy access will first be available to stockholders in connection with the Company’s 2019 annual meeting of stockholders.
The foregoing description of the amendments to the amended and restated by-laws is qualified in its entirety by reference to the full text of the amended and restated by-laws (marked to indicate the text of such amendments), which is filed as Exhibit 3.2 to this report and is incorporated by reference herein.
Item 9.01.                                        Financial Statements and Exhibits.

Exhibit Number	Description

3.1	By-laws of SPX FLOW, Inc. Amended and Restated Effective as of March 1, 2018
3.2	By-laws of SPX FLOW, Inc. Amended and Restated Effective as of March 1, 2018 (marked to indicate the text of the amendments effected on March 1, 2018)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX FLOW, INC.

Date: March 2, 2018	By:	/s/ Stephen A. Tsoris
Stephen A. Tsoris
Vice President, Secretary, and General Counsel